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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: December 22, 2003
Date of earliest event reported: December 18, 2003

Plains All American Pipeline, L.P.
(Name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-14569 (Commission File Number)	76-0582150 (I.R.S. Employer Identification No.)
333 Clay Street, Suite 1600 Houston, Texas 77002 (713) 646-4100 (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
N/A (Former name or former address, if changed since last report.)

Item 5. Other Events

        On December 18, 2003, Plains All American Pipeline, L.P. (the "Partnership") entered into an underwriting agreement with UBS Securities LLC, A.G. Edwards & Sons, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC in connection with the issuance and sale by the Partnership of 2,500,000 common units. The underwriters were also granted an option to purchase up to an additional 375,000 common units. The Partnership issued a press release related to the offering, which is filed herewith as Exhibit 99.1.

        Also, on December 18, 2003, a putative class action lawsuit was filed in the Delaware Chancery Court, New Castle County, entitled Alfons Sperber v. Plains Resources Inc., et al. This suit, brought on behalf of a putative class of Plains All American Pipeline, L.P. common unit holders and limited partners, asserts breach of fiduciary duty and breach of contract claims against the Partnership, Plains AAP, L.P., and Plains All American GP LLC and its directors, as well as breach of fiduciary duty claims against Plains Resources Inc. and its directors. The complaint, which is filed herewith as an Exhibit 99.2, seeks to enjoin or rescind a proposed acquisition of all of the outstanding stock of Plains Resources Inc., as well as declaratory relief, an accounting, disgorgement and the imposition of a constructive trust, and an award of damages, fees, expenses and costs, among other things. The Partnership intends to vigorously defend this lawsuit.

Item 7. Financial Statements and Exhibits

(c)
Exhibits

1.1	Underwriting Agreement dated December 18, 2003 by and among Plains All American Pipeline, L.P., Plains AAP, L.P., Plains All American GP LLC, Plains Marketing, L.P., All American Pipeline, L.P., Plains Marketing GP Inc., UBS Securities LLC, A.G. Edwards & Sons, Inc., and Goldman, Sachs & Co.
5.1	Legal Opinion of Vinson & Elkins L.L.P.
8.1	Opinion of Vinson & Elkins L.L.P. as to certain tax matters.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).
99.1	Press Release issued by the Partnership dated December 19, 2003.
99.2	Legal complaint—Alfons Sperber v. Plains Resources Inc., et al.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.
Date: December 22, 2003	By: Plains AAP, L.P., its general partner
By: Plains All American GP LLC, its general partner
By:
/s/ TIM MOORE Name: Tim Moore Title: Vice President

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated December 18, 2003 by and among Plains All American Pipeline, L.P., Plains AAP, L.P., Plains All American GP LLC, Plains Marketing, L.P., All American Pipeline, L.P., Plains Marketing GP Inc., UBS Securities LLC, A.G. Edwards & Sons, Inc., and Goldman, Sachs & Co.
5.1	Legal Opinion of Vinson & Elkins L.L.P.
8.1	Opinion of Vinson & Elkins L.L.P. as to certain tax matters.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).
99.1	Press Release issued by the Partnership dated December 19, 2003.
99.2	Legal complaint—Alfons Sperber v. Plains Resources, Inc., et al.

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX